SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Definitive Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

Real Estate Associates Limited VI

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	Fee not required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

REAL ESTATE ASSOCIATES LIMITED VI

9090 Wilshire Boulevard
Beverly Hills, California 90211

March 28, 2002

JURY FINDS AGAINST BOND PURCHASE FOR FRAUD

Dear Limited Partners:

      We think you will be interested in the following important development regarding Bond Purchase, L.L.C. and David L. Johnson.

      As we have previously informed you, on June 19, 2001, a complaint was filed alleging Mr. Johnson and entities he controls were improperly withholding — in concert with Bond Purchase — at least $2.2 million in proceeds owed to NAPICO-affiliated limited partners of certain limited partnerships controlled by Mr. Johnson and his related entities. In its August 2, 2001 letter to you, Bond Purchase characterized this lawsuit as “absurd and not worthy of discussion.” Unfortunately for Bond Purchase and Mr. Johnson, Federal District Court jury has rendered a verdict in the case. A copy of the verdict is enclosed for your information. Consider the following:

      Jury Finds That Bond Purchase Conspired to Commit Fraud. On March 22, 2002, a jury for the United States District Court for the Central District of California returned a unanimous verdict against Bond Purchase, Mr. Johnson and certain affiliated entities, finding that Bond Purchase “agree[d] . . . to defraud the NAPICO limited partners.”

      Jury Finds That the Bond Purchase Entities Breached Fiduciary Duties and Committed Fraud. The jury also unanimously found against two entities controlled by Mr. Johnson (the “Johnson Entities”), each of which serves as the general partner of a limited partnership in which an affiliate of NAPICO is a limited partner. The jury found that each of the Johnson Entities:

•	materially “breach[ed] its fiduciary duty to the NAPICO limited partners” and “acted with oppression, malice or fraud in breaching its fiduciary duty to the NAPICO limited partners;”

•	“breach[ed] the . . . Limited Partnership Agreement” of the limited partnerships that the Johnson Entities served as general partner;

•	breached a related contract;

•	“commit[ted] fraud as to the NAPICO limited partners” and “acted with oppression, malice or fraud in committing fraud as to the NAPICO limited partners;” and

•	“agree[d] amongst themselves to defraud the NAPICO limited partners.”

      Jury Finds That Mr. Johnson Breached Fiduciary Duties and Committed Fraud. The jury also unanimously found that Mr. Johnson:

•	“breach[ed] his fiduciary duty to the NAPICO limited partners” and “acted with oppression, malice or fraud in breaching his fiduciary duty to the NAPICO limited partners;” and

•	“commit[ted] fraud as to the NAPICO limited partners” and “acted with oppression, malice or fraud in committing fraud as to the NAPICO limited partners.”

ASK YOURSELF, CAN YOU TRUST SOMEONE THAT A JURY HAS FOUND TO HAVE CONSPIRED TO COMMIT FRAUD AS TO ITS LIMITED PARTNERS TO MANAGE YOUR VALUABLE ASSETS?

      Do Not be Misled By Bond Purchase’s Inaccurate Description of Recent Transactions Between Casden Properties Inc. (“Casden”) and Apartment Investment and Management Company (“AIMCO”). As we have already notified you, on December 3, 2001, Casden entered into a merger agreement and certain other transaction documents with AIMCO and certain of its subsidiaries. Pursuant to these agreements, on March 11, 2002, AIMCO acquired Casden and its subsidiaries, including NAPICO. As a result of the transactions, NAPICO is now an indirect subsidiary of AIMCO, but NAPICO will maintain its corporate existence. Do not be misled by Bond Purchase’s inaccurate description of these transactions.

— IMPORTANT —

      Please act today to protect your investment — DO NOT SIGN any GREEN consent card or other materials you may receive from Bond Purchase. If you have already returned a GREEN consent card, it is not too late to revoke your consent. Please sign, date and promptly mail your WHITE consent revocation card. The deadline to fax in your WHITE consent revocation card is Sunday, March 31, 2002. Bond Purchase mailed its initial Solicitation of Consents to the limited partners on or about June 8, 2001 — over nine months ago! Vote now to help finally bring this solicitation to an end.

      We have enclosed another WHITE consent revocation card for your convenience. To ensure that your General Partners are not removed, please FAX AND MAIL your WHITE consent revocation card today to:

ACS Security Services Inc.

3988 No. Central Expressway
Bldg. 5, Sixth Floor
Dallas, TX 75204
Fax: (214) 887-7198
Attn: Shari Eastwood

      This information was furnished on behalf of Real Estate Associates Limited VI by its General Partners and is being mailed to limited partners on or about March 28, 2002. Important information about the Partnership’s consent revocation solicitation are contained in the definitive consent revocation materials which have already been sent to you. You may obtain a copy of the Partnership’s consent revocation materials filed on form DEFC14A free of charge at the Securities and Exchange Commission’s web site at http://www.sec.gov. The Partnership will also provide you with a copy of its materials without charge. You may also view Partnership information on the Partnership’s web site at http://ww.napico.com. The contents of the Partnership’s web site are not deemed to be a part of the consent revocation materials. For additional information about this consent revocation solicitation, please contact D.F. King at the toll-free number provided below.

      If you have any questions or need assistance, please call D.F. King & Co., Inc., which is assisting us in this matter, at 1-800-269-6427.

2

CONSENT REVOCATION CARD

REAL ESTATE ASSOCIATES LIMITED VI

THIS REVOCATION OF CONSENT IS SOLICITED BY REAL ESTATE ASSOCIATES LIMITED VI IN OPPOSITION TO THE SOLICITATION BY BOND PURCHASE, LLC.

      The undersigned, a limited partner of Real Estate Associates Limited VI (the “Partnership”), acting with respect to all of the limited partnership interests held by the undersigned, hereby revokes any and all consents that the undersigned may have given with respect to each of the following proposals:

THE GENERAL PARTNERS OF THE PARTNERSHIP UNANIMOUSLY

RECOMMEND THAT YOU “REVOKE CONSENT” FOR ITEMS 1 AND 2.

1.     Removal of General Partners

☐ REVOKE CONSENT     ☐ DO NOT REVOKE CONSENT

2.     Continuation of the Partnership and election of new general partner, New G.P.

☐ REVOKE CONSENT     ☐ DO NOT REVOKE CONSENT

      IF NO DIRECTION IS MADE, THIS CONSENT REVOCATION CARD WILL BE DEEMED TO REVOKE ALL PREVIOUSLY EXECUTED CONSENTS WITH RESPECT TO ANY OR ALL OF THE PROPOSALS SET FORTH HEREIN.

PLEASE SIGN, DATE, FAX TO (214) 887-7198 ATTN: SHARI EASTWOOD

AND MAIL THIS CONSENT REVOCATION CARD TODAY.

      Please sign your name below. If your interests are held jointly, each limited partner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _______________________________________________________, 2002

Name:

Title:

Name (if held jointly):
Title:

PLEASE SIGN, DATE AND RETURN THIS CONSENT REVOCATION PROMPTLY. IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE, PLEASE CALL D.F. KING & CO., INC. TOLL-FREE AT 1-800-269-6427.